UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) September 12, 2003


                                   AGWAY INC.
             (Exact name of registrant as specified in its charter)


Delaware                              2-22791                         15-0277720
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(State or other jurisdiction         (Commission                   (IRS Employer
of incorporation)                    File Number)            Identification No.)


333 Butternut Drive, DeWitt, New York                                      13214
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(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number, including area code (315) 449-6568

ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

As previously disclosed, Agway currently has the exclusive right to submit a Chapter 11 Plan (i.e., the document that describes the path we will take for each of our businesses and estimates the potential distribution and timing of such distributions to creditors) to the Bankruptcy Court until September 27, 2003 and that we may be requesting an extension of that exclusivity filing period. On Friday, September 12, 2003, we submitted a motion to the Bankruptcy Court requesting a two-month extension - to November 26, 2003. The additional time is needed to enable the Company and the Unsecured Creditors' Committee to identify the best strategic alternatives for each of our businesses. As previously reported, each of the businesses is in various stages of the bidding process. While we have received a number of credible bids, additional time is needed to evaluate these bids and to consider all options so that we can maximize value for our creditors. The two-month extension will afford us the opportunity to propose, in consultation with the Unsecured Creditors' Committee, a realistic and viable Chapter 11 plan that estimates the return to creditors with a greater measure of certainty than is possible at this juncture.

Copies of the Notice of Motion and the Motion to extend the exclusivity periods, as filed with the Bankruptcy Court, are attached as exhibits and are herein incorporated by reference.




















Cautionary Statement for Purposes of the "Safe Harbor" Provisions of the Private Securities Litigation Reform Act of 1995

Agway is including the following cautionary statement in this Form 8-K to make applicable and take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statement made by, or on behalf of, Agway. Where any such forward-looking statement includes a statement of the assumptions or basis underlying such forward-looking statement, Agway cautions that, while it believes such assumptions or basis to be reasonable and makes them in good faith, assumed facts or basis almost always vary from actual results, and the differences between assumed facts or basis and actual results can be material, depending upon the circumstances. Certain factors that could cause actual results to differ materially from those projected have been discussed herein and include the factors set forth below. Other factors that could cause actual results to differ materially include uncertainties of economic, competitive and market decisions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Agway. Where, in any forward-looking statement, Agway, or its management, expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. The words "believe," "expect," "intend" and "anticipate" and similar expressions identify forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

The following exhibits are filed as part of this report.

No.
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99.1     Notice of Motion to the Bankruptcy Court dated September 12, 2003
99.2 Motion to the Bankruptcy Court to extend the exclusivity periods dated September 12, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    AGWAY INC.
                                    (Registrant)



Date       September 16, 2003             By         /s/ PETER J. O'NEILL
       --------------------------            -----------------------------------
                                                        Peter J. O'Neill
                                                      Senior Vice President
                                                       Finance & Control
                                               (Principal Financial Officer and
                                                    Chief Accounting Officer)